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                                                                  EXHIBIT 10.31


                                 SIXTH AMENDMENT


         SIXTH AMENDMENT (this "Amendment"), dated as of March 7, 2003 among PHILIP SERVICES CORPORATION, a Delaware corporation (the "Borrower"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (the "Administrative Agent"), and the lenders from time to time parties to the Secured PIK/Term Credit Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Secured PIK/Term Credit Agreement referred to below.



                              W I T N E S S E T H:
                               - - - - - - - - - -


         WHEREAS, the Borrower, the Lenders and Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") are parties to a Credit Agreement, dated as of March 31, 2000 among the Borrower, the Administrative Agent and the Lenders (as amended, modified or supplemented through, but not including, the date hereof, the "Secured PIK/Term Credit Agreement");

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

         WHEREAS, subject to the terms and conditions of this Amendment, the Lenders are willing to grant such amendments.

         NOW, THEREFORE, it is agreed:

         1. The definition of "Permitted Lien" appearing in Section 8 of the Secured PIK/Term Credit Agreement is hereby amended by (a) deleting the word "and" immediately preceding sub-clause (v) thereof and inserting a comma in lieu thereof, (b) deleting existing sub-clause (v) in its entirety and inserting the following new sub-clauses (v) and (w) in lieu thereof:

         "(v) the FEI LLC Lien and (w) Liens not otherwise permitted by the foregoing clauses (a) through (v) to the extent attaching to tangible properties and assets with an aggregate fair market value (to be mutually agreed upon by the Borrower and the Administrative Agent in good faith and based upon the facts and circumstances as of the date of determination) not in excess of, and securing liabilities otherwise permitted hereunder not in excess of, $2,500,000 in the aggregate.".

         3. Section 8 of the Secured PIK/Term Credit Agreement is hereby further amended by inserting the following new definitions:

         "FEI LLC Lien" means such lien or liens in an amount not to exceed in the aggregate $4,000,000 (plus interest, if any, accrued thereon) granted to Fluor Enterprises, Inc. and/or Plant Performance Services, LLC in respect of the indemnification obligations

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of PSC Industrial Outsourcing, Inc., a Wholly-Owned Subsidiary of the Borrower,
under the PSD Asset Purchase Documents.

         "Holdback Security Agreement" means the security agreement among the Borrower, PSD Industrial Outsourcing, Inc., Fluor Enterprises, Inc. and Plant Performance Services, LLC, dated as of March 7, 2003.

         "PSD Asset Purchase Agreement" means the Membership Interests and Asset Purchase Agreement among the Borrower, PSD Industrial Outsourcing, Inc., Fluor Enterprises, Inc. and Plant Performance Services, LLC, dated as of March 7, 2003.

         "PSD Asset Purchase Documents" means the PSD Asset Purchase Agreement and the Holdback Security Agreement.

         4. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists on the Sixth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment and (ii) all of the representations and warranties contained in the Secured PIK/Term Credit Agreement or the other Loan Documents (other than with respect to events that have been expressly consented to in writing by the Lenders since the date on which such representations and warranties were first made) shall be true and correct in all material respects on and before the Sixth Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         5. This amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Secured PIK/Term Credit Agreement or any other Loan Documents.

         6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         8. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and, in each case, shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.


                                      -2-

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.




                                        PHILIP SERVICES CORPORATION



                                        By:    /s/ David V. Andrews
                                            -----------------------------------
                                            Title: Vice President, Treasurer


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        As Administrative Agent



                                        By:    /s/ A. C. Becker
                                            -----------------------------------
                                            Title: General Manager
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                                        ABN AMRO BANK CANADA



                                        By:    /s/ Marc Lasry
                                            -----------------------------------
                                            Title: Marc Lasry
                                                   Senior Managing Director
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                                        AMERICAN REAL ESTATE HOLDINGS L.P.
                                        By American Property Investors Inc.



                                        By: /s/ Martin Hirsch
                                            -----------------------------------
                                            Title:

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                                        THE BANK OF EAST ASIA (CANADA)



                                        By:    /s/ Cedric Ng
                                            -----------------------------------
                                            Title: Cedric Ng
                                                General Manager


                                        By:    /s/ William Leung
                                            -----------------------------------
                                            Title: William Leung
                                                      Manager



                                        Date: Feb. 28, 2003

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                                         CERBERUS CAPITAL MANAGEMENT, INC.



                                        By:    /s/ Kevin Genda
                                            -----------------------------------
                                            Title: SVP

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                                        CERBERUS PARTNERS, L.P.





                                        By:    /s/ Kevin Genda
                                            -----------------------------------
                                            Title: SVP

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                                         HIGH RIVER LIMITED PARTNERSHIP
                                         By Burberry Corp., General Partner



                                        By:    /s/ Edward Mattner
                                            -----------------------------------
                                            Title:

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                                         MADELEINE CORP.



                                        By:    /s/ Kevin Genda
                                            -----------------------------------
                                            Title: SVP

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                                         MADELEINE LLC



                                        By:    /s/ Kevin Genda
                                            -----------------------------------
                                            Title: SVP